SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934



Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under 240.14a-12

                 Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a -
6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
          transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Notes:
                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06824


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on January 24, 2003


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     The Annual Meeting of Stockholders of COMPETITIVE
TECHNOLOGIES, INC. (the "Company") will be held at the American
Stock Exchange, 86 Trinity Place, New York, New York 10006 on
Friday, January 24, 2003, at 1:00 p.m. local time for the following purposes:

     1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

     2. Considering and acting upon a proposal to amend the 1997
        Employees' Stock Option Plan by increasing the number of shares of Common Stock available for option grants under the Plan by 150,000 shares;

     3. Considering and acting upon a proposal to amend the 2000
        Directors Stock Option Plan by increasing the number of shares of Common Stock available for option grants under the Plan by 150,000 shares; and

     4. Transacting such other business as may properly come before the meeting or any adjournments thereof.


     The Board of Directors has fixed the close of business on December 11, 2002, as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

       If you do not expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy without delay.
                              By Order of the Board of Directors



                              /s/ Jeanne Wendschuh
                              Secretary
December 16, 2002



                         PROXY STATEMENT


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06824




     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held January 24, 2003.

     Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR election of the nominees named below as directors, FOR amending the 1997 Employees' Stock Option Plan, and FOR amending the 2000 Directors Stock Option Plan as described below. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required.

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a stockholder of record (that is, if you hold your shares in certificate form registered in your name on the books of the Company's transfer agent, American Stock Transfer & Trust Company) and attend the meeting, you may deliver your completed proxy card in person.

     However, if you hold your shares in "street name" (that is, not in certificate form), a) you must return your voting instructions to your broker or nominee so that the holder of record can be instructed how to vote those shares, or, b) if you wish to attend the meeting and vote in person, you must obtain and bring to the meeting a proxy signed by the record holder giving you the right to vote the shares in order to be able to vote at the meeting. (You may not use the voting instruction form provided by your broker or nominee to vote in person at the meeting).

     The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be December 19, 2002.

     Only the holders of record of the Company's 6,154,351 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on December 11, 2002, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present and entitled to vote with respect to that matter.


                      ELECTION OF DIRECTORS

     At the meeting a Board of six directors is to be elected by plurality vote. The six nominees proposed by the Board of Directors are named below.

     All of the nominees named below are currently directors of the Company. George C. J. Bigar and Frank R. McPike, Jr. are not standing for re-election, and as of the annual meeting date, the size of the Board has been reduced to six directors. There is no family relationship between any director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons unless the size of the full Board is reduced. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:


Name, Age and
Positions Currently    Principal Occupation   Director of the
Held with the          During Past Five       Company Since
Company                Years; Other Public
                       Directorships
________________________________________________________________

Richard E. Carver,     President and Chief    January 2000
65, Director and       Executive Officer,
Chairman of the        MST America (an
Board of Directors     international
                       business strategies
                       consultancy) since
                       January 1995;
                       President and Chief
                       Executive Officer,
                       RPP America (a
                       company that sells
                       solid waste wrapping
                       systems) from
                       November 1998 to
                       April 2000; Chairman
                       and Chief Executive
                       Officer, Carver
                       Lumber Company
                       (provider of
                       building materials
                       for new home
                       construction and
                       prefabrications)
                       from May 1988 to
                       December 1999.

George W. Dunbar,      Chief Executive        November 1999
Jr., 56, Director      Officer, EPIC
                       Therapeutics, Inc.
                       (a drug delivery
                       technology company)
                       since September
                       2000; Acting
                       President and Chief
                       Executive Officer of
                       StemCells, Inc.
                       (previously known as
                       Cyto-Therapeutics,
                       Inc.) from February
                       2000 to January
                       2001; Acting
                       President of
                       StemCells
                       California, Inc. (a
                       wholly-owned
                       subsidiary of
                       StemCells, Inc.)
                       from November 1999
                       to January 2001
                       (companies
                       developing organ-
                       specific, human
                       platform stem cell
                       technologies to
                       treat diseases);
                       President and Chief
                       Executive Officer,
                       Metra BioSystems,
                       Inc. (a developer of
                       products to detect
                       and manage bone and
                       joint diseases) from
                       1991 to August 1999.
                       Director of Sonus
                       Pharmaceuticals,
                       Inc.

Samuel M. Fodale,      President, Central     October 1998
59, Director           Maintenance
                       Services, Inc. (a
                       service and
                       warehousing
                       corporation serving
                       the automobile
                       industry).

John B. Nano, 58,      President and Chief    June 2002
President and Chief    Executive Officer of
Executive Officer,     the Company since
Director               June 2002; Principal
                       reporting to the
                       Chairman of
                       Stonehenge Networks
                       Holdings, N.V. (a
                       global virtual
                       private network
                       (VPN) provider) with
                       respect to certain
                       operating, strategic
                       planning and finance
                       functions from 2000
                       to 2001; Executive
                       Vice President and
                       Chief Financial
                       Officer of ConAgra
                       Trade Group, Inc. (a
                       subsidiary of
                       ConAgra, Inc., an
                       international food
                       company) from 1998
                       to 1999; Executive
                       Vice President and
                       Chief Financial
                       Officer and
                       President of
                       Internet Startup
                       Division of Sunkyong
                       America (a
                       subsidiary of
                       Sunkyong Group, a
                       Korean conglomerate)
                       from 1993 to 1998.

Charles J.             Partner, GarMark       June 1999
Philippin, 52,         Advisors (a
Director               mezzanine investment
                       fund) since May
                       2002; Chief
                       Executive Officer,
                       Accordia, Inc.
                       (formerly On-Line
                       Retail Partners) (a
                       provider of
                       management and
                       technology resources
                       for branded e-
                       commerce businesses)
                       since June 2000; a
                       member of the
                       management committee
                       of Investcorp
                       International, Inc.
                       (a global investment
                       group that acts as a
                       principal and
                       intermediary in
                       international
                       investment
                       transactions) from
                       July 1994 to May
                       2000.

John M. Sabin, 47,     Chief Financial        December 1996
Director               Officer and General
                       Counsel of
                       NovaScreen
                       Biosciences
                       Corporation
                       (previously known as
                       Oceanix Biosciences
                       Corporation) (a
                       developer of
                       biotechnology-based
                       tools to accelerate
                       drug discovery and
                       development) since
                       January 2000;
                       business consultant
                       from September 1999
                       to January 2000;
                       Executive Vice
                       President and Chief
                       Financial Officer,
                       Hudson Hotels
                       Corporation (a
                       limited service
                       hotel development
                       and management
                       company) May 1998 to
                       September 1999;
                       Senior Vice
                       President and
                       Treasurer, Vistana,
                       Inc. (a developer of
                       vacation timeshares)
                       February 1997 to May
                       1998; Vice
                       President, Finance,
                       Choice Hotels
                       International, Inc.,
                       October 1996 to
                       February 1997; Vice
                       President-Mergers
                       and Acquisitions,
                       Choice Hotels
                       International, Inc.,
                       June 1995 to October
                       1996.

     Messrs. Sabin (Chairman), Dunbar and Fodale are members of the audit committee. Messrs. Fodale (Chairman), Philippin and Carver are members of the nominating committee. Messrs. Philippin (Chairman), Carver, Dunbar, Fodale and Sabin are members of the compensation and stock option committee. Messrs. Bigar (Chairman), Carver, Dunbar, Fodale, Philippin and Sabin are members of the investment committee.

                 BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the two executive officers of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. The indicated owners furnished such information to the Company as of December 2, 2002.

Name (and Address)                     Amount
if more than 5%)                 Beneficially
of Beneficial Owners                    Owned (A)     Percent (B)

Directors, nominees and executive
  officers

George C. J. Bigar                    35,331  (C)          --
Richard E. Carver                     33,220  (D)          --
George W. Dunbar, Jr.                 35,025  (E)          --
Samuel M. Fodale                     172,208  (F)         2.8%
Frank R. McPike, Jr.                 196,882  (G)         3.1%
John B. Nano                            None               --
Charles J. Philippin                  56,769  (H)          --
John M. Sabin                         37,226  (I)          --

All directors, nominees and
   executive officers as a group     566,661  (J)         8.7%

Additional 5% Owner

Richard D. Corley                    399,800  (K)         6.5%
416 St. Mark Court
Peoria, IL  61603


(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C) Consists of 5,331 shares of Common Stock plus 30,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Bigar.
(D) Consists of 9,220 shares of Common Stock plus 24,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Carver.
(E) Consists of 5,025 shares of Common Stock and 30,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Dunbar.
(F) Consists of 142,208 shares of Common Stock plus 30,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Fodale. Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by children and 2,000 shares of Common Stock held by spouse.
(G) Consists of 35,692 shares of Common Stock plus 161,190 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike. Includes 1,500 shares of Common Stock held by daughter as to which Mr. McPike disclaims beneficial ownership. Includes 10,958 shares of Common Stock held by Webster Trust as Trustee under the Company's Employee Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 9,497 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(H) Consists of 26,769 shares of Common Stock plus 30,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Philippin.
(I) Consists of 7,226 shares of Common Stock plus 30,000 stock options deemed exercised solely for purposes of showing total shares owned by Mr. Sabin. Includes 200 shares of Common Stock held by spouse.
(J) Consists of 231,471 shares of Common Stock plus 335,190 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(K) Mr. Corley advised us by telephone on December 2, 2002, of his shareholdings.

     At December 2, 2002, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

     The following table sets forth information with respect to the common stock, $.001 par value per share, of University
Optical Products Co. (UOP), a subsidiary of the Company, beneficially owned by each director, nominee for director or executive officer of the Company at December 2, 2002.

                          Shares of Common               Percent
       Name                   Stock of UOP (A)          of Class (B)

George C. J. Bigar                    None                   --
Richard E. Carver                     None                   --
George W. Dunbar, Jr.                 None                   --
Samuel M. Fodale                      None                   --
John B. Nano                          None                   --
Frank R. McPike, Jr.                14,000                   --
Charles J. Philippin                  None                   --
John M. Sabin                         None                   --
All directors and executive
  officers as a group               14,000                   --



(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.

(B)  Percentages of less than 1% are not shown.

                     EXECUTIVE COMPENSATION

Summary Compensation

    The following table summarizes the total compensation accrued, earned or paid by the Company for services rendered during each of the fiscal years ended July 31, 2002, 2001 and 2000 to the two individuals who served as executive officers of the Company during the fiscal year ended July 31, 2002 (the Specified Executives).

                   SUMMARY COMPENSATION TABLE

                         Annual Compensation (A)

                                                             Long Term
                                                          Compensation
                                                                Awards
                                                                ______
Name and                                                    Securities          All Other
Principal             Fiscal                                Underlying       Compensation
Position                Year     Salary ($)   Bonus ($)     Options (#)                ($)
John B. Nano,           2002        28,846          --         300,000                 --
  President and
  Chief Executive
  Officer

Frank R. McPike, Jr.    2002       233,654          --          12,500             19,240 (B)
  Executive Vice        2001       217,500      25,000          25,000             23,773 (B)
  President and Chief   2000       184,039      25,000         100,000             17,174 (B)
  Financial Officer;
  formerly President,
  Chief Executive
  Officer, and Chief
  Operating Officer

(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B) Consists principally of amounts contributed for Mr. McPike to Competitive Technologies, Inc.'s 401(k) Plan in 2002 and Employees' Common Stock Retirement Plan in 2001 and 2000. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31, 2001 and 2000. Also includes premiums paid for term life insurance policy (see below).


Option Grants

     The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 2002 to the Specified Executives.

                OPTION GRANTS IN LAST FISCAL YEAR

                        Individual Grants

                                     Percent                                           Potential
                      Number of     of Total                                          Realizable
                     Securities      Options                                            Value at
                     Underlying   Granted to                                      Assumed Annual
                        Options    Employees   Exercise                           Rates of Stock
                        Granted    in Fiscal      Price    Expiration               Appreciation
Name                        (#)         Year     ($/Sh)          Date            for Option Term

                                                                             5% ($)     10% ($)
John B. Nano            300,000(1)       76%     $2.15      6/17/2012       $405,637  $1,027,964
Frank R. McPike, Jr.     12,500(2)        3%     $6.50     12/17/2011       $ 51,098  $  129,492

(1) Options vest 25% per year on June 17, 2003, 2004, 2005 and 2006.
(2) Options vest 25% one year from the grant date of December 17, 2001, with the balance to vest pro-rata semi-annually over the subsequent 36 months.

Option Exercises and Year End Value

     For the Specified Executives, the following table summarizes stock options held at July 31, 2002. The Specified Executives exercised no stock options during the fiscal year ended July 31, 2002.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
                             VALUES

                                                 Number of
                                                Securities         Value of
                                                Underlying      Unexercised
                       Shares                  Unexercised     In-the-Money
                     Acquired                      Options       Options at
                           On      Value     at FY-End (#)       FY-End ($)
                     Exercise   Realized      Exercisable/     Exercisable/
Name                      (#)        ($)     Unexercisable    Unexercisable

John B. Nano               0         $0          0/300,000      $0/$765,000
Frank R. McPike, Jr.       0         $0    153,379/ 29,688            $0/$0

Employment Agreements

     The Company has entered into an employment agreement with Mr. Nano which provides for his employment as the Company's President and Chief Executive Officer at a base compensation of $250,000 per year, subject to reviews and increases in the sole discretion of the Company's Board of Directors. The employment is at will and can be terminated by either party at any time and for any reason. The agreement also provides, among other things:

     -- From his date of employment through July 31, 2003, and in each following fiscal year, Mr. Nano will be eligible to receive a bonus of up to $100,000, based on the Company's performance and Mr. Nano's performance of objectives to be established by the Board. After fiscal 2003, the Company may adopt an executive bonus plan in lieu of the bonus.

     -- Mr. Nano was granted ten-year options under the Company's 1997 Employees' Stock Option Plan for the purchase of 300,000 shares of the Company's Common Stock at an exercise price of $2.15 per share, vesting 25% on each of the first four anniversaries of his employment date.

     -- If Mr. Nano's employment terminates as a result of his death or disability, any unvested options granted under the agreement will immediately become fully vested.

     -- If Mr. Nano terminates his employment for good reason or the Company terminates it without cause, Mr. Nano will be entitled to receive a severance benefit continuing his base compensation and certain other benefits for a period of six months and continued vesting of stock options for the longer of a period of six months or until the next anniversary of his employment date.

     -- If his employment is terminated without cause in conjunction with a change in control of the Company, Mr. Nano will be entitled to receive his base compensation and certain other benefits for one year, and any unvested options granted under the agreement will immediately become fully vested.

     -- The agreement provides for a one-year period of non-competition with the Company in certain circumstances.

     Effective December 7, 1999, the Company entered into an employment agreement with Mr. McPike providing for his employment as President and Chief Operating Officer for a three-year term and for base compensation at a minimum rate of $185,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment is at will and can be terminated by either party at any time with or without cause. The agreement also provides, among other things:

     -- a procedure for annual renewals of the employment term with continuation of pay for six months after non-renewal unless non-renewal is for cause

     -- severance payments of up to one year's base compensation in certain circumstances

     -- a period of non-competition covering the remainder of the employment term plus six months in certain circumstances.

The employment agreement also confirmed ten-year stock options for the purchase of 100,000 shares of the Company's Common Stock granted to Mr. McPike on December 7, 1999 at a price of $5.5625 per share and vesting on a specified schedule. All options have now vested.

Other Arrangements

     The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $250,000 for Mr. McPike. The Company paid premiums of $1,065 in 2002 and $460 in each of 2001 and 2000 for Mr. McPike's policy.

     Effective January 1, 1997, the Company established the Competitive Technologies, Inc. 401(k) Plan (the 401(k) plan). All employees of the Company who have attained the age of 21
are eligible to participate in the 401(k) plan.   Under the
401(k) plan, an eligible employee may elect a salary reduction of his or her compensation as defined in the plan to be contributed by the Company to the plan. Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($11,000, plus an additional $1,000 for participants over age 50 for 2002 and the lesser of 15% of compensation or $10,500 for 2001 and 2000). The Company may also make discretionary matching contributions. For the fiscal year ended July 31, 2002, the Company's directors authorized a discretionary matching contribution of $80,000 payable in the Company's common stock. The Company charged this amount to expense in fiscal 2002 and expects to contribute shares of Company common stock valued at $80,000 for distribution to eligible employees before December 31, 2002. Subject to compliance with non-discrimination requirements set forth in the Internal Revenue Code, this 2002 discretionary contribution will be allocated to all employees with at least 1,000 hours of service to the Company at July 31, 2002; one-half of this contribution will be allocated equally among them and one-half will be allocated based on a percentage of salary. Mr. McPike's portion of the fiscal 2002 allocation was $12,094. Mr. Nano was not eligible to participate in the fiscal 2002 allocation. The Company made no matching contributions prior to 2002.

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the Retirement Plan). The Retirement Plan is a qualified stock bonus plan under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base generally will be twice as large in proportionate terms as the contribution made with respect to compensation below that wage base. The Company's contributions are held in trust with a separate account established for each participant.

     Beginning with the 2002 plan year, the maximum amount of Company Common Stock that may be contributed to the Retirement Plan in any year is the number of shares with a fair market value equal to 25% of that year's compensation reduced by any matching or employer discretionary contributions made to the 401(k) plan, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution. The maximum number of shares that could be allocated to any individual participant's account in fiscal 2002 is the number of shares with a fair market value equal to $35,000. The maximum number of shares that could be allocated to any individual participant's account in fiscal 2000 and 2001 is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his or her compensation for that year reduced by his or her 401(k) plan contributions.

     Participants become entitled to distributions of the vested shares allocated to their accounts upon disability, death or other termination of employment. Participants obtain a 100% vested interest in the shares allocated to their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes top heavy as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

     Company stock contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in New Britain, Connecticut. The trustee has the power to vote Company shares owned by the Retirement Plan. For the fiscal years ended July 31, 2001 and 2000 the Board authorized contributions of 14,814 and 4,274 shares, respectively, to the Retirement Plan. Shares allocated to Mr. McPike, the Company's sole executive officer during fiscal 2001 and 2000, under the Retirement Plan were 3,308 and 1,268 for the fiscal years ended July 31, 2001 and 2000, respectively. For fiscal 2002, no contribution will be made to the Retirement Plan; the Company's directors authorized a discretionary matching contribution of Company common stock to the Company's 401(k) plan rather than to the Employees' Common Stock Retirement Plan. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to contributions for Mr. McPike.

     The Company has an incentive compensation plan pursuant to which an amount equal to 10% of operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund. A committee, none of whose members is eligible to receive awards, makes cash awards to key employees of the Company from the incentive fund. Amounts may be credited to the incentive fund when the Company earns operating income (as defined in said plan) for a fiscal year. In fiscal 2002 and 2001, no amounts were credited to this fund. In fiscal 2000, the Company credited $86,004 to this incentive fund. In November 2000, the Company paid $86,000 in incentive bonuses to employees, including $25,000 to Mr. McPike.

     The Company has in effect a 1997 Employees' Stock Option Plan (the Option Plan) with respect to its Common Stock, $.01 par value, which provides for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options and non-qualified options granted under the Option Plan must be granted at not less than 100% of fair market value on the grant date). In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.

              Equity Compensation Plan Information

     The following table sets forth information about the Company's equity compensation plans as of July 31, 2002.


                  (a)                 (b)                (c)
                                                          Number of
                                                         securities
                                                          remaining
                   Number of                          available for
               securities to                        future issuance
                   be issued                           under equity
                        upon                           compensation
                 exercise of     Weighted-average             plans
                 outstanding    exercise price of        (excluding
                    options,          outstanding        securities
                warrants and    options, warrants      reflected in
Plan category         rights           and rights       column (a))

Equity
compensation
plans approved
by security
holders             937,767              $ 5.43            352,831

Equity
compensation
plans not
approved by
security
holders               2,500(1)           $11.09                 --
TOTAL               940,267              $ 5.44            352,831

(1) Common Stock Warrants. From time to time, the Company compensates certain of its consultants in part by granting them warrants to purchase shares of its common stock. Such warrants generally become exercisable six months after issuance. These warrants expired unexercised in August 2002.


                      DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary $1,000 for each Board meeting attended. The Company also pays each director $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. The Company pays directors who participate in telephonic board and/or committee meetings one half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings.

     When a director of the Company represents the Company as a director of an investee company, the Company pays the director for attending investee board meetings the difference, if any, between (a) the amount the investee company pays and (b) the amount the Company pays for attendance at such meetings.
During fiscal 2002, the Company paid Mr. Sabin $9,000 for his attendance at investee board meetings. No other director received any such fees.

     In addition to meeting fees, the Company pays outside directors an annual cash retainer of $7,500 payable in quarterly installments.

     Under the Company's 1996 Directors' Stock Participation Plan, on the first business day of January from January 1997 through January 2006, the Company issues to each non-employee director who has been elected by the stockholders and has served at least one full year a number of shares of the Company's Common Stock equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the Company would pay the annual stock compensation described above on a pro-rata basis up to the termination date. In January 2002, the Company issued an aggregate of 15,000 shares under this plan (2,500 each to Messrs. Bigar, Carver, Dunbar, Fodale, Philippin and Sabin).

     Effective January 27, 2000, the Company adopted the Competitive Technologies, Inc. 2000 Directors Stock Option Plan (the Directors Option Plan) with respect to its Common Stock, $.01 par value. Directors who are not employees of the Company or a subsidiary are eligible for options granted pursuant to this plan. This plan provides that the Company grant an option for 10,000 shares to each new director elected during the term of this plan on the date he or she is first elected to office, whether by the stockholders or by the Board. This plan also provides that the Company grant an additional option for 10,000 shares to each director holding office on the first business day in each subsequent January. Options under this plan will be non-statutory options, have an exercise price not less than 100% of the fair market value at the grant date, have a term of ten years from the grant date, and fully vest on the grant date. If a person's directorship is terminated because of death or permanent disability, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised within 180 days after termination. However, the Board has the discretion to amend options previously granted to provide that such options may continue to be exercisable for specified additional periods following termination. In no event may an option be exercised after expiration of its ten-year term. The Company may not grant options under the Directors Option Plan after the first business day of January 2010. On January 2, 2002, the Company granted
60,000 options under this plan (10,000 each to Messrs.
Bigar, Carver, Dunbar, Fodale, Philippin and Sabin) at an exercise price of $6.50 per share, which was $3.72 higher than the market price of $2.78 on the grant date.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (Exchange Act) requires the Company's directors and officers and persons who own more than ten percent of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. SEC regulations require reporting persons to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received or written representations from certain reporting persons with respect to fiscal 2002, the Company believes that all reporting persons complied with all applicable reporting requirements, except for Mr. Fodale. Mr. Fodale failed to file on a timely basis three required reports with regard to three transactions in the Company's securities.


                      CERTAIN TRANSACTIONS

     From August 2001 through May 2002, the Company compensated George C. J. Bigar, a director of the Company, for consulting services related to the Company's investments and potential investments in development-stage companies. Mr. Bigar received $117,000 for these services from August 2001 through May 2002.

      REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other officers, consistent with employment contracts where appropriate.

     The Company has a compensation program that consists of salary and performance bonus (which are generally reviewed annually) and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     The Company has an incentive compensation plan which is intended to provide a pool of dollars to be paid to employees based upon the Company's achieving specific levels of profitability. In fiscal 2002, no amounts were credited to this fund. In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company.

     The Committee determines options to be granted under the Company's 1997 Option Plan. This plan provides additional incentive to maximize stockholder value. The plan may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and additional key employees.

            Compensation and Stock Option Committee:

                 Charles J. Philippin (Chairman)
                        Richard E. Carver
                      George W. Dunbar, Jr.
                        Samuel M. Fodale
                          John M. Sabin


                  REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed the Company's audited financial statements as of and for the year ended July
31, 2002, with management.

     The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61,
"Communication with Audit Committees," as issued and amended by the Auditing Standards Board of the American Institute of
Certified Public Accountants.

     The Audit Committee received the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP, required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as issued and amended. The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP, their independence from management and from the Company.

     Based on the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the year ended July 31, 2002 be included in the Company's annual report on Form 10-K for the year ended July 31, 2002.

                        Audit Committee:

                    John M. Sabin (Chairman)
                      George W. Dunbar, Jr.
                        Samuel M. Fodale


                        PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1997 in the Company's Common Stock, the American Stock Exchange Market Index and the published SIC code index of public companies.


                   (I N S E R T    G R A P H)


                     1997     1998     1999     2000     2001     2002

Competitive
  Technologies,
  Inc.            $100.00  $ 77.27  $ 53.98  $ 82.95  $ 49.09  $ 25.36
Industry Index
  6794            $100.00  $112.33  $ 62.92  $ 52.53  $ 44.77  $ 43.36
Broad Market
  AMEX            $100.00  $109.15  $112.24  $128.57  $122.55  $111.44


                  BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, the Board of Directors of the Company held ten (10) meetings. During the same period, the audit committee met six (6) times, the compensation and stock option committee met five (5) times, the investment committee met five (5) times, and the nominating committee met once. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

     The function of the audit committee is to recommend the selection of auditors, to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies, and to oversee the quality and objectivity of the Company's financial reporting. Each member of the audit committee qualifies as an independent director as defined in current American Stock Exchange (AMEX) listing standards. The audit committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors on May 1, 2000, attached as Appendix A to the Proxy Statement for the Company's annual meeting of stockholders held January 19, 2001.

     The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company, to exercise all powers of the incentive compensation committee, to grant options under and administer the Company's 1997 Option Plan, and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan.

     The function of the nominating committee is to recommend candidates for director of the Company to the Board. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)

     The function of the investment committee is to advise management of the Company concerning the purchase, sale and retention of investments in debt and equity securities.


   PROPOSED AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, a proposal to amend the 1997 Employees' Stock Option Plan (the 1997 Option Plan) to increase the number of shares with respect to which options may be granted by an additional 150,000 shares.

     The 1997 Option Plan as previously amended provides that options may be granted for an aggregate of 875,000 shares of Common Stock. As a result of option grants and exercises, at December 2, 2002, only 244,252 shares were available for future option grants under the 1997 Option Plan. If stockholder approval of the proposed amendment is obtained, the shares available for future option grants under the 1997 Option Plan (taking into account the 244,252 shares now available) will be 394,252 shares. In addition, at December 2, 2002, an aggregate of 581,525 shares were covered by outstanding options under the 1997 Option Plan; to the extent that any of these outstanding options should expire or be terminated, shares covered by such options may be reoptioned under the 1997 Option Plan.

     On December 11, 2002, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $2.86 per share.

Description of 1997 Option Plan

     The 1997 Option Plan provides for the grant of either incentive stock options under Section 422 of the Internal Revenue
Code or nonstatutory options.  All Company employees (currently
14 in number) are eligible to receive options under the 1997
Option Plan.

     The committee which administers the 1997 Option Plan (the Committee) consists of not less than two directors, none of whom is eligible to receive an option. Committee members are non-employee directors as defined by applicable SEC rules and outside directors as defined by Internal Revenue Code regulations. Subject to any limitations imposed by the Board of Directors of the Company and the terms of the 1997 Option Plan, the Committee periodically determines which employees of the Company or its subsidiaries should receive options under the 1997 Option Plan, the type of option, the number of shares covered by the option, the per share purchase price and the terms of the option, which may include limited transferability of nonstatutory options to certain family members. Options shall not otherwise be transferable other than by will or the laws of descent and distribution.

     The 1997 Option Plan provides that payment in full for shares purchased under an option shall be made in cash (including check) at the time the option is exercised or, with the consent of the Committee, (i) by tendering shares of the Company's Common Stock owned at least six months and valued at the fair market value of such shares on the date the option is exercised, or (ii) by requesting the Company to withhold from issuance that number of shares having a fair market value of such shares on the date of exercise equal to the exercise price.

     The 1997 Option Plan provides that the option price of incentive and nonstatutory stock options shall be not less than 100% of the fair market value of the stock at the time of grant. The maximum term of any option under the 1997 Option Plan is ten years from date of grant, and the 1997 Option Plan contains provisions with respect to earlier termination upon termination of employment. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Committee may continue to be exercisable through up to ten years after the date of grant, irrespective of the termination of the optionee's employment with the Company.

     The 1997 Option Plan provides that, in the case of specified executive officers of the Company, the number of option shares granted in a fiscal year to any such officer shall not exceed 300,000 shares for the first fiscal year during which the person becomes a specified executive officer or 100,000 shares for each subsequent fiscal year during which the person serves as a specified executive officer. In the case of incentive options, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive options are exercisable for the first time by any optionee during any calendar year shall not exceed $100,000.

     Members of the Committee are appointed by the Company's Board of Directors and serve at the pleasure of the Board. The Board may at any time amend or discontinue the 1997 Option Plan, provided that no Board action may increase the number of shares available for option (except to adjust for stock splits, etc.), reduce the option price below 100% of fair market value at date of grant, or change the requirements for eligibility to participate in the 1997 Option Plan. No options may be granted under the 1997 Option Plan after September 30, 2007.

     If stockholders approve the proposed increase in the number of shares of Common Stock available for option grants under the 1997 Option Plan, the Company expects to register the 150,000 additional shares under the Securities Act of 1933.

      Under the 1997 Option Plan, as of December 2, 2002, options had been granted as shown in the following table:

                                                     Number of
                                                       Options
Grantee                                                Granted

John B. Nano
  President and Chief
  Executive Officer                                    300,000

Frank R. McPike, Jr.
  Executive Vice Presiden
  and Chief Financial Officer                          137,500

All current executive officers
  as a group                                           437,500

All current directors who are not
  executive officers as a group                           None

Each other person who received 5 percent
  of such options:
  Peter D. Holden (A)                                   50,000

All employees who are not executive officers
  as a group                                           212,000


(A) Mr. Holden is no longer an employee of the Company; 18,752 of his options expired unexercised.

Federal Income Tax Consequences

     On exercise of nonstatutory options, the difference between the option price and the fair market value of the stock on the measuring date (normally the date on which the option is exercised), will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

     An exchange of Common Stock in payment of the option price in the case of nonstatutory options is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

     With respect to incentive stock options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will result to the optionee upon the granting or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price may be subject to alternative minimum tax), and in the event of any sale thereafter any amount realized in excess of his cost will be taxed as long-term capital gain and any loss sustained will be long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income purposes in connection with the issuance or exercise of the option. A disqualifying disposition will occur if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of such shares to him. If the optionee makes a disqualifying disposition, the difference between the option price and the lesser of (i) the fair market value of the stock at the time the option is exercised or (ii) the amount realized upon disposition of the stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

     In the case of an incentive stock option, if the exchange is not a disqualifying disposition of the stock exchanged, an exchange of Common Stock in payment of the option price is considered to be tax-free. Under proposed regulations, a number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

     An exchange of statutory option stock to acquire other stock on exercise of an incentive stock option is a taxable recognition transaction with respect to the stock disposed of if the minimum statutory holding period for such statutory option stock has not been met. Statutory option stock includes stock acquired through exercise of a qualified stock option, an incentive stock option, a restricted stock option or an option granted under an employee stock purchase plan. If there is such a premature disposition, ordinary income is attributed to the optionee (and will be deductible by the Company) to the extent of his "bargain" purchase on acquisition of the surrendered stock; and the post-acquisition appreciation in value of such stock is taxed to him as a short-term capital gain if held for less than the applicable holding period for long-term capital gain, or long-term capital gain if held for such applicable holding period, and will not be deductible by the Company.

     A portion of the excess of the amount deductible by the Company over the value of options when issued may be subject to the alternative minimum tax imposed on corporations.

     If an optionee transfers a transferable option in accordance with the provisions of the 1997 Option Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. At the time the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the date of exercise. For gift tax purposes, the transfer of the option will constitute a completed gift on the date of the transfer for those options which are fully vested on the date of transfer. For options which are not yet vested, the date on which the gift is completed for gift tax purposes will be the date on which such options vest.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change and assume that the optionee has not purchased any shares of the Company within six months prior to the exercise in question at a purchase price less than the market price of shares on the date of exercise. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax consequences to optionees or the Company.

Vote Required for Approval; Board Recommendation

     The Board of Directors urges stockholders to approve the amendment to the 1997 Option Plan to enhance the Company's ability to attract and retain key executive personnel and to serve as an incentive to such personnel to make extra efforts to contribute to the success of the Company's operations.

     The vote required to approve the amendment to the 1997 Option Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENT TO THE 1997 EMPLOYEES' STOCK OPTION
PLAN.

                    PROPOSED AMENDMENT TO THE
                2000 DIRECTORS STOCK OPTION PLAN


     The Board of Directors has adopted, subject to stockholder approval, a proposal to amend the 2000 Directors Stock Option Plan (the "2000 Directors Plan") to increase the number of shares with respect to which options may be granted by 150,000 shares.

     The 2000 Directors Plan provides that options may be granted for an aggregate of $250,000 shares of common Stock. As a result of option grants and exercises, at December 2, 2002, only 70,000 shares were available for future option grants under the 2000 Directors Plan. In addition, assuming no director resignations, on January 2, 2003, an aggregate of 60,000 additional options are expected to be granted. If stockholders approve the proposed amendment, the shares available for future option grants under the 2000 Directors Plan (taking into account the 70,000 shares available now and the 60,000 shares expected to be granted on January 2, 2003) will be 160,000 shares. In addition, at December 2, 2002, an aggregate of 174,000 shares were covered by outstanding options under the 2000 Directors Plan; to the extent that any of these outstanding options should expire or be terminated, shares covered by such options may be reoptioned under the 2000 Directors Plan.

Description of the 2000 Directors Plan

     The persons eligible to receive options under the 2000 Directors Plan are directors of the Company who are not employees of the Company or any subsidiary. All the nominees for election as director listed above under "Election of Directors" except Mr. Nano are eligible to receive options.

     When a new person who is eligible to receive options is elected a director, whether by the stockholders or by the Board, such new director receives, on the date he or she is first elected a director, an initial option to purchase 10,000 shares of the Company's Common Stock.

     Each eligible director holding office on the first business day of January of each year subsequent to the date of grant of his or her initial option receives an additional option to purchase 10,000 shares of the Company's Common Stock. If sufficient shares are not available under the 2000 Directors Plan on any option issuance date, the number of options will be reduced prorata.

     Each option granted has an exercise price of not less than 100% of fair market value at date of grant, a term of ten years from date of grant, and is fully vested on the date of grant.

     If a person's directorship is terminated by reason of death or permanent disability as described in the 2000 Directors Plan, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised within 180 days after termination. However, the Board has the discretion to amend options previously granted to provide that such options may continue to be exercisable for specified additional periods following termination. In no event may an option be exercised after expiration of its ten-year term.

     Payment for shares purchased on exercise of an option will be in cash, or in lieu thereof, in whole or in part in shares of Common Stock owned at least six months prior to exercise and valued at fair market value on the exercise date.

     An aggregate of 250,000 shares of the Company's Common Stock was reserved for issuance under the 2000 Directors Plan. If the proposed amendment is approved by stockholders, this number will increase to 400,000 shares. Any shares covered by options which expire or are terminated may be reoptioned under the Plan.

     The term of the 2000 Directors Plan extends to the first business day of January 2010. However, based on the expected number of future option grants, it is anticipated that the 400,000 shares reserved for issuance (including those proposed in this amendment) will be exhausted well before 2010. When this occurs, no additional options will be issuable under the 2000 Directors Plan unless the Company's stockholders approve an increase in the number of shares reserved for issuance.

     Provision is made in the 2000 Directors Plan for adjustments by the Board for such matters as stock splits and reorganizations to prevent substantial dilution or enlargement of the rights covered or to be covered by option grants. Generally, options are not transferable, but the Board has the authority, in its discretion, to permit limited family transfers.

     At any time the Board may amend or discontinue the 2000 Directors Plan, except that no amendment may be made, except with stockholder approval, that would increase the number of shares reserved for options or reduce the option price below 100% of fair market value on date of grant (except for adjustments as described above), or change the requirements for participation under the Plan. No options may be granted under the Plan after the first business day of January 2010.

     The Company expects to register under the Securities Act of 1933 the additional 150,000 shares issuable under this proposed amendment to the 2000 Directors Plan.

     Under the 2000 Directors Plan, as of December 2, 2002, options had been granted as follows:

                              Number of           Option Exercise
Name and Position             Options             Price per Share


Specified Executives                0                      N/A

Specified Executives
  as a Group                        0                      N/A

Six Non-Executive directors
  as a group                   60,000                  $ 8.375

Six Non-Executive directors
  as a group                  120,000                  $ 6.500

Non-Executive officers and
  Employees as a group              0                      N/A

     In addition, assuming no resignations, on January 2, 2003, an aggregate of 60,000 options will be granted to the Non-
Executive Directors at an exercise price not less than 100% of fair market value on date of grant.


Federal Income Tax Consequences

     The grant of options under the 2000 Directors Plan will have no immediate tax consequences to the Company or the optionee. On exercise the difference between the option price and the fair market value of the shares on the measuring date (normally the exercise date of the option) will be taxable as ordinary income to the optionee and will be deductible by the Company. A portion of the excess of the deduction allowed the Company over the value of the option when issued may be subject to the alternative minimum tax imposed upon corporations. Gain or loss on the subsequent sale of the shares will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company. The optionee will have a tax basis in the shares equal to the exercise price of the option plus the amount taxable as ordinary income to the optionee upon acquisition of the shares.

     If the optionee pays the exercise price of the option by tendering shares that the optionee already owns, the exchange will constitute a tax-free exchange to the optionee to the extent that the same number of shares are received as are tendered. The new shares will retain the basis and holding period of the tendered shares. If the optionee receives additional shares (representing the excess of the fair market value of all shares received as a result of exercising the option over the option price), the fair market value of the additional shares will be taxable as ordinary income to the optionee and the optionee will have a basis in these shares equal to their fair market value. The Company will receive an income tax deduction equal to the fair market value of these shares to the same extent that they are taxable to the optionee.

     If an optionee transfers a transferable option in accordance with the provisions of the 2000 Directors Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. At the time the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the date of exercise. For gift tax purposes, the transfer of the option will constitute a completed gift on the date of the transfer, since options are fully vested on the date of grant.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company.

Vote Required for Approval; Board Recommendation

     The Board of Directors urges stockholders to approve the amendment to the 2000 Directors Plan to further align the interests of current and future directors with the long-term objectives of stockholders. Options under the Plan provide directors a widely accepted means of increasing their stake in the Company and any benefits realized will mirror increases in value actually available to every stockholder. Options under the Plan may also be beneficial in attracting new directors whose talents would complement those of current directors.

     The vote required for approval of the amendment to the 2000 Directors Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     Awards made pursuant to the 2000 Directors Plan are in addition to the cash fees paid to non-employee directors and the stock issued to them under the 1996 Directors' Stock
Participation Plan described above under "Director Compensation."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE AMENDMENT TO THE 2000 DIRECTORS PLAN.


                 INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent public accountants for the fiscal year ended July 31, 2002. A representative of PricewaterhouseCoopers LLP is expected to attend the annual meeting to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

     The Board of Directors has not yet selected independent public accountants for 2003. The audit committee is expected to review the matter and make a recommendation for the full Board's consideration.

     Audit Fees

          The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for (a) its audit of the Company's financial statements for the year ended July 31, 2002 and (b) its reviews of the financial statements included in the Company's Forms 10-Q for October 31, 2001, January 31, 2002 and April 30, 2002 were $62,500.

     Financial Information Systems Design and Implementation Fees

          None.

     All Other Fees

          None.

     Since only audit services have been provided, it was not necessary for the audit committee to consider whether the provision of non-audit services to the Company is compatible with maintaining the independence of PricewaterhouseCoopers LLP as the Company's public accountants.


                    PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting not later than 120 days before the date of mailing of the Company's proxy statement in connection with the previous year's annual meeting. If this year's expected mailing date of December 19 is met, such proposals must be received not later than August 21, 2003.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company at least 45 days before the date on which the Company mails its proxy materials for this year's meeting. If the expected mailing date of December 19, 2002, is met, notice not received by November 4, 2003, will be untimely. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.

                             GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     On written request, the Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 2002, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Jeanne Wendschuh, Secretary of the Company, at 1960 Bronson Road, Fairfield, Connecticut 06824.

     The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                              By Order of the Board of Directors

                              /s/ Jeanne Wendschuh
                              Secretary

Dated: December 16, 2002



                                                                     PROXY

                         COMPETITIVE TECHNOLOGIES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 24, 2003

The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints FRANK R. McPIKE, JR. and GEORGE M. YAHWAK, each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, January 24, 2003, at 1:00 p.m. local time at the American Stock Exchange,
86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for transacting of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 16, 2002, Proxy Statement for said meeting:

    Please mark your  INSTRUCTION:  To withhold authority to vote for any
[x] votes as in the                 individual nominee, strike a line through
    example                         the nominee's name in the list below.


1. Election of  FOR ALL nominees  Nominees: Richard E. Carver      WITHHOLD
   Directors    listed at right             George W. Dunbar, Jr.  AUTHORITY
                (except as                  Samuel M. Fodale       to vote for
                marked to                   John B. Nano           all nominees
                the contrary)               Charles J. Philippin   listed
                                            John M. Sabin          at left

                    [ ]                                              [ ]


                                               FOR      AGAINST     ABSTAIN
2. Approval of amendment to 1997 Employees'
   Stock Option Plan                           [ ]        [ ]         [ ]


                                               FOR      AGAINST     ABSTAIN

3. Approval of amendment to 2000 Directors
   Stock Option Plan                           [ ]        [ ]         [ ]

     A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

     This Proxy will be voted as directed, but if no direction is indicated, it will be voted FOR election of the nominees named in proposal 1 and FOR proposals 2 and 3 as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.


___________________________________________________   DATE:_________________
(Signature of Stockholder)

NOTE: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, all named holders should sign the proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.